UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)     December 21, 2004
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                            ICTS INTERNATIONAL, N.V.
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             (Exact Name of Registrant as Specified in Its Charter)

                                 The Netherlands

                 (State or Other Jurisdiction of Incorporation)

               0-28542                               00-0000000
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     (Commission File Number)               (IRS Employer Identification No.)

               Biesbosch 225, 1181 JC Amstelveen, The Netherlands
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       (Address of Principal Executive Offices)                    (Zip Code)

                               011-31-20-347-1077
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   Entry into a Material Definitive Agreement.

The Management Board and the Supervisory Board on November 30, 2004 have approved and adopted, subject to shareholders approval, the 2005 Equity Incentive Plan, (the "Plan").

The Plan provides a means whereby employees, officers, directors, and certain consultants and independent contractors of the Company ("Qualified Grantees") may acquire the Common Shares of the Company pursuant to grants of (i) Incentive Stock Options ("ISO"), (ii) non-qualified stock options (the "NQSO") and (iii) restricted stock. A summary of the significant provisions of the Plan is set forth below. A copy of the full Plan is annexed as Exhibit A to this Proxy Statement. The following description of the Plan is qualified in its entirety by reference to the Plan itself.

The purpose of the Plan is to further the long-term stability, continuing growth and financial success of the Company by attracting and retaining key employees, directors and selected advisors through the use of stock incentives, while stimulating the efforts of these individuals upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. The Company believes that the Plan will strengthen these persons' desire to remain with the Company and will further the identification of those persons' interests with those of the Company's shareholders.

The Plan shall be administered by the Compensation Committee of the Supervisory Board, which shall be appointed by the Supervisory Board of the Company, and which shall consist of a minimum of three members of the Supervisory Board of the Company.

The Plan provides that options to purchase up to 1,500,000 Common Shares of the Company may be issued to the employees, certain consultants and directors. All present and future employees shall be eligible to receive incentive awards under the Plan, and all present and future non-employee directors shall be eligible to receive non-statutory options under the Plan. An eligible employee or non-employee director shall be notified in writing, stating the number of shares for which options are granted, the option price per share, and conditions surrounding the grant and exercise of the options.

The exercise price of shares of Company Stock covered by an ISO and NQSO shall be not less than 100% of the fair market value of such shares on the date of grant; provided that if an ISO is granted to an employee who, at the time of the grant, is a 10% shareholder, then the exercise price of the shares covered by the incentive stock option shall be not less than 110% of the fair market value of such shares on the date of grant. The Plan also provides for cashless exercise of Options at the discretion of the Compensation Committee. In such event, there maybe a charge to the earnings of the Company with respect to the cashless exercise of the Options.

The Compensation Committee may determine the number of shares that may be awarded to a participant as restricted stock and the provisions relating to risk of forfeiture and may determine that the restricted stock is only earned upon the satisfaction of performance goals established by the Committee. The Committee shall also determine the nature, length and starting date of any performance period and the terms thereof.

The Compensation Committee has recommended and the Supervisory Board and the Management Board have approved the granting of the following options under the 2005 Equity Incentive Plan subject to the Plan being approved by shareholders as follows:

1. Menachem Atzmon (Chairman of the Board) - 550,000 options of which 250,000 shall be immediately vested and 300,000 options to be vested equally over the next three years. With respect to the Options for 200,000 shares they are granted in lieu of a current salary for Mr. Atzmon. Options are exercisable at $1.35 per share representing the fair market value on the date of grant.

2. Doron Zicher (Key Employee) - 45,000 options to be vested equally over the next three years. Options are exercisable at $1.35 per share representing the fair market value on the date of grant.

3. Ran Langer (Managing Director) - 65,000 options to be vested equally in the next three years. Options are exercisable at $1.35 per share representing the fair market value on the date of grant.

4. Dan Abraham (Managing Director) - 55,000 options to be vested equally in the next three years. Options are exercisable at $1.35 per share representing the fair market value on the date of grant.

5. Udi Bechor (Key Employee) - 45,000 options to be vested equally in the next three years. Options are exercisable at $1.35 per share representing the fair market value on the date of grant.

6. Oded Shoam (Key Employee) - 50,000 options to be vested equally in the next three years. Options are exercisable at $1.35 per share representing the fair market value on the date of grant.

7. (Directors) There be granted 30,000 options each to the Directors, namely, Elie Housman, Philip Getter, Lynda Davey, M. Albert Nissim and David W. Sass. The Options shall be immediately vested as to 10,000 shares and shall vest 10,000 shares on each anniversary in the event such person is a Director of the Company at that time. The options are exercisable at $1.35 per share representing the fair market value on the date of grant.

8. (Committee Chairs) The Chairman of the Audit Committee and the Chairman of the Compensation Committee should each be granted 30,000 additional Options. The Options shall be immediately vested as to 10,000 shares and shall vest 10,000 shares on each anniversary in the event such person is a Director of the Company at that time. The options are exercisable at $1.35 per share representing the fair market value on the date of grant.

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interiim Review.

On December 21, 2004 the Audit Committee of ICTS International, N.V. determined that as a result of an adverse decision by the Pennsylvania Supreme Court reversing a favorable decision of the lower court in a case involving Pioneer Commercial Funding, a company in which ICTS has an investment, the Company has decided to restate its financial statements for the three months ended March 31, 2004. Pioneer has asked the court for a re-hearing based upon Pioneer's belief that the courts ruling was based in part on facts not in evidence. As a result of the restatement, the Company has written off its entire investment in Pioneer of $1,716,000. The effect of the restatement on the Statement of Operations for the first quarter of March 2004 is that the "Share in Losses of Associated Companies" increased from $5,000 to $1,721,000 and the loss for the period increased from $7,943,000 to $9,659,000. On the balance sheet side the "Investment in Associated Companies" decreased from $5,341,000 to $3,625,000 and the "Retained Earnings" decreased from $22,669,000 to $20,953,000. The matter of re-statement was reviewed with the Company's independent auditors who concurred in the re-statement.

ITEM 9.01     Financial Statements and Exhibits

(c) Exhibits
       10.  2005 Equity Incentive Plan





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                                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ICTS INTERNATIONAL, N.V.
                                                   (Registrant)

                                             By: /s/ Avraham Dan
                                             Avraham Dan, Managing Agent



DATED:   December 21, 2004